UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2006

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Maryville University Dr., Suite 240, St. Louis, MO	63141
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2006, Huttig Building Products, Inc. (the “Company”) issued a press release announcing its financial results for its second fiscal quarter ended June 30, 2006, and certain other information. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 27, 2006, the Company announced its decision to close its Minneapolis, Minnesota and Hazelwood, Missouri branches and to consolidate its Fort Wayne, Indiana branch into its Indianapolis, Indiana branch operations. These actions are being taken to improve the Company’s operating results and optimize long-term returns for its shareholders. The Company expects all three actions to be completed in the third quarter of 2006.

The Company expects to incur approximately $1.6 million in operating charges related to these actions during the remainder of 2006, including approximately $.9 million for remaining lease rentals on the three facilities, approximately $.5 million for asset write-offs and transfer costs and approximately $.2 million for employee severance costs. The Company expects $1.2 million of these charges to be cash payments, including the remaining lease rentals to be paid out over the terms of the various leases in 2006, 2007 and 2008.

This Current Report on Form 8-K contains forward-looking information as defined by the Private Securities Litigation Reform Act of 1995. Any statements contained in this Current Report on Form 8-K, except to the extent that they contain historical facts, are forward-looking, including statements regarding the expected timing and amount of charges, including the timing and amount of the cash portion of such charges, that the Company will incur in connection with its branch closure and consolidation actions. Such forward-looking statements involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Such known factors are detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 filed with the Securities and Exchange Commission, and in other reports filed by the Company with the Securities and Exchange Commission from time to time.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: July 27, 2006	/s/ David L. Fleisher
David L. Fleisher
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 27, 2006.